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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 13, 2001

                        STERLING CHEMICALS HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE
 (STATE OR OTHER JURISDICTION OF             1-00059                            76-0185186
  INCORPORATION OR ORGANIZATION)      (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)

                          1200 SMITH STREET, SUITE 1900
                            HOUSTON, TEXAS 77002-4312
                                 (713) 650-3700
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 650-3700
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

                            STERLING CHEMICALS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE
 (STATE OR OTHER JURISDICTION OF            333-04343-01                       76-0502785
  INCORPORATION OR ORGANIZATION)      (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)

                          1200 SMITH STREET, SUITE 1900
                            HOUSTON, TEXAS 77002-4312
                                 (713) 650-3700
                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (713) 650-3700
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

         The press release issued on March 13, 2001 by Sterling Chemicals Holdings, Inc. is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7.  EXHIBITS

         Exhibit 99.1 -- Press Release dated March 13, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                              STERLING CHEMICALS HOLDINGS, INC.
                                              STERLING CHEMICALS, INC.
                                              (Registrants)


Date: March 13, 2001

                                              By: /s/ DAVID G. ELKINS, PRESIDENT
                                                 -------------------------------
                                                  David G. Elkins, President


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                                 EXHIBIT INDEX


Exhibit No.                   Description
-----------                   -----------

   99.1       --   Press Release dated March 13, 2001